[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                              [Graphic Omitted]


                    MFS(R) LIMITED
                    MATURITY FUND

                    ANNUAL REPORT o APRIL 30, 1999




          ------------------------------------------------------------
              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 30)
          ------------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  6
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 14
Notes to Financial Statements ............................................. 21
Independent Auditors' Report .............................................. 27
MFS' Year 2000 Readiness Disclosure ....................................... 29
Trustees and Officers ..................................................... 33


       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE         ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                         MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
Over 75 years ago, MFS invented the mutual fund, giving Americans greater access to the investment markets. Since then, we have been guided by a number of fundamental principles, including diversification and professional management backed by MFS(R) Original Research(SM), a process by which we seek long-term investment opportunities.

We have found that these principles have matched those of our shareholders. In a recent survey for MFS by Roper Starch Worldwide, Inc., a major consumer research firm, over 60% of mutual fund shareholders said they are investing for long-term goals such as retirement. The survey also showed that investors realize that the extraordinary stock market gains of the past few years cannot be sustained. These views certainly seem to have guided investors during last year's market correction. Beginning with the collapse of Asian markets at the end of 1997 and continuing with the volatility in U.S. markets through October of 1998, only 7% of mutual fund investors took money out of the stock market.

We are even more pleased that MFS investors reacted calmly to last year's market turmoil, indicating their commitment to diversification. As a result, throughout the late summer and fall of 1998, daily purchases of MFS stock and bond funds were well ahead of redemptions.

Over the past year or so, however, diversified investment programs have not financially rewarded investors. A very narrow band of about 25 stocks representing the largest U.S. growth companies has, until recently, vastly outperformed the rest of the market. In 1998, for example, the return on the Standard & Poor's 500 Composite Index (a popular, unmanaged index of common stock total return performance) increased 28.58%. However, over half of the stocks in the index returned less than 10%, including 198 stocks that posted negative returns.

While 1997 and 1998 were good years for large-company growth stocks, 1996 was dominated by the mid-sized value category. Prices of value stocks do not fully reflect the companies' underlying values or future prospects. In 1995, the best-performing sector was small-company growth stocks. We believe this change of market leadership shows that while diversification may not provide the best performance in the short run, it should benefit investors over the long term. In fact, as 1999 progresses, we are seeing signs of renewed strength from a broader group of industries, including electric utilities and paper products and chemical companies. We believe our diversified MFS Family of Funds(R), supported by Original Research, is well positioned to benefit from a broader market.

Most mutual fund investors refrain from trying to predict short-term trends. Despite the large stock market gains of the past several years, the Roper Starch survey shows that people do not see performance as the only reason to invest. These investors also cite a desire to put investment decisions in the hands of experts, a belief that mutual funds can be less risky than other investments, and an appreciation of the convenience of mutual fund investing.

We appreciate the fact that our fund shareholders and their advisers share our belief that mutual fund investing is not a way to speculate in the markets but is a way to use the investment markets to help them work toward their long-term goals. Our goal at MFS is to offer professionally managed investment products with the potential to sustain returns over a variety of market cycles.

We thank you for your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    May 17, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of James J. Calmas]
     James J. Calmas

For the 12 months ended April 30, 1999, Class A shares of the Fund provided a total return of 4.26%, Class B shares 3.48%, Class C shares 3.23%, and Class I shares 4.28%. These returns include the reinvestment of distributions but exclude the effects of any sales charges.

During the same period, the average short-term investment-grade debt fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 5.10%. The Fund's results also compare to a 6.04% return for the Lehman Brothers One- to Three-Year Government/Corporate Bond Index (the Lehman Index), an unmanaged index of coupon-bearing U.S. Treasury issues, debt of agencies of the U.S. government, and corporate debt rated "Baa" or higher by Moody's Investors Service, Inc.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S UNDERPERFORMANCE?

A. Most of the problems came in the fourth quarter of 1998, but the Fund's relative performance has improved in the past few months. The main problem was a continuation of the decline in emerging markets. This decline resulted in massive sales of corporate bonds by institutional investors who had borrowed to buy emerging market bonds. The Fund had large positions in corporate bonds. Holdings in some home equity lending companies were among the hardest hit by the disruptions in the credit market. Those positions detracted from our overall performance.

Q. WHAT ARE YOU DOING TO HELP IMPROVE PERFORMANCE?

A. Even before the credit market turmoil, we had begun a steady effort to upgrade the credit quality of the portfolio. Although higher-rated bonds have somewhat lower yields, their prices should be less volatile when interest rates rise. We are continuing to upgrade the credit quality of our portfolio. A year ago, the average credit quality, based on ratings from either Moody's Investors Service or Standard & Poor's Corporation, was "A-;'" it is now "A+."

Q. IN UPGRADING FROM "A-" TO "A+," WHAT ISSUERS HAVE YOU SOLD AND WHAT HAVE YOU BOUGHT?

A. While cutting our home equity exposure, we increased our holdings in energy and telecommunications. For example, we bought Boston Edison, an electric utility; Columbia Gas Systems, a natural gas pipeline company; Occidental Petroleum, an oil company; and Sprint Spectrum, which is Sprint's cellular phone division. We believe all of these companies are in stronger financial shape than the home-equity lending companies, and none are as reliant on the bond markets for financing.

Q. HAVE YOU SOLD ALL OF YOUR CONSUMER FINANCE HOLDINGS?

A. No. We kept some companies that we think have done a better job of evaluating the credit quality of their borrowers, as well as companies that don't rely so much on the bond markets to raise capital. For example, we own Providian National Bank, a leading provider of credit cards.

Q. HOW DOES THE FUND REFLECT YOUR VIEWS ON FIXED-INCOME MARKETS AND INTEREST RATES?

A. We think the strong economy should help corporate debt. The strength of industries such as housing, autos, and technology is providing momentum to the economy and, with inflation in check, we think interest rates should remain relatively stable. For that reason, the Fund's sensitivity to interest-rate changes is about the same as that of the Lehman Index. That means we don't have too many long-maturity bonds whose prices would decline if interest rates increased, nor do we have too many short-maturity (but low yielding) bonds. If interest rates do increase, or if there is an unexpected event such as the emerging market crisis of 1997-98, we believe the portfolio's increased credit quality should help limit a decline in the price of the Fund.

/s/ James J. Calmas
    James J. Calmas
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   JAMES J. CALMAS IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) INTERMEDIATE INCOME FUND, MFS(R) LIMITED MATURITY FUND, MERIDIAN LIMITED MATURITY FUND, AND MFS(R) LIMITED MATURITY SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)). MR. CALMAS JOINED MFS IN 1988 AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT IN 1993, AND PORTFOLIO MANAGER IN 1998.

   HE IS A GRADUATE OF DARTMOUTH COLLEGE AND HOLDS AN M.B.A. DEGREE FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R) ORIGINAL RESEARCH(SM), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.




This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:              SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS IS BELIEVED
                          TO BE CONSISTENT WITH PRUDENT INVESTMENT RISK. THE
                          FUND ALSO SEEKS TO PROTECT SHAREHOLDERS' CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  FEBRUARY 26, 1992

  CLASS INCEPTION:        CLASS A  FEBRUARY 26, 1992
                          CLASS B  SEPTEMBER 7, 1993
                          CLASS C  JULY 1, 1994
                          CLASS I  JANUARY 2, 1997

  SIZE:                   $212.7 MILLION NET ASSETS AS OF APRIL 30, 1999

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from February 28, 1992, through April 30, 1999)

                                                     Lehman Brothers
                                                        One- to
                                                       Three-Year
                               MFS Limited             Government/
                             Maturity Fund              Corporate
                              -- Class A               Bond Index
            -------------------------------------------------------
            2/92               $ 9,750                 $10,000
            4/95                11,572                  11,750
            4/97                13,166                  13,342
            4/99                14,546                  15,159

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 1999

CLASS A
                                                                                                  10 Years/
                                                            1 Year      3 Years      5 Years          Life*
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return                                     +4.26%      +16.92%      +33.38%        +49.18%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return                                 +4.26%      + 5.35%      + 5.93%        + 5.73%
-----------------------------------------------------------------------------------------------------------
SEC Results                                                 +1.65%      + 4.47%      + 5.39%        + 5.36%
-----------------------------------------------------------------------------------------------------------

CLASS B
                                                                                                  10 Years/
                                                            1 Year      3 Years      5 Years          Life*
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return                                     +3.48%      +14.05%      +27.81%        +42.23%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return                                 +3.48%      + 4.48%      + 5.03%        + 5.03%
-----------------------------------------------------------------------------------------------------------
SEC Results                                                 -0.45%      + 3.59%      + 4.71%        + 5.03%
-----------------------------------------------------------------------------------------------------------

CLASS C
                                                                                                  10 Years/
                                                            1 Year      3 Years      5 Years          Life*
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return                                     +3.23%      +13.85%      +27.69%        +42.91%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return                                 +3.23%      + 4.42%      + 5.01%        + 5.10%
-----------------------------------------------------------------------------------------------------------
SEC Results                                                 +2.25%      + 4.42%      + 5.01%        + 5.10%
-----------------------------------------------------------------------------------------------------------

CLASS I
                                                                                                  10 Years/
                                                            1 Year      3 Years      5 Years          Life*
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return                                     +4.28%      +17.02%      +33.44%        +49.38%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return                                 +4.28%      + 5.38%      + 5.94%        + 5.75%
-----------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                                                                  10 Years/
                                                            1 Year      3 Years      5 Years          Life*
-----------------------------------------------------------------------------------------------------------
Average short-term investment-grade
  debt fund**                                               +5.10%      + 5.87%      + 5.85%        + 5.55%
-----------------------------------------------------------------------------------------------------------
Lehman Brothers One- to Three-Year
  Government/Corporate Bond Index+                          +6.04%      + 6.45%      + 6.42%        + 5.97%
-----------------------------------------------------------------------------------------------------------

 * For the period from the commencement of the Fund's investment operations, February 26, 1992, through April
   30, 1999. Index results are from February 28, 1992.
** Source: Lipper Analytical Services, Inc.
 + Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 2.50% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 1999

QUALITY RATINGS (U.S. PORTION ONLY)
Source: Standard & Poor's and Moody's

                  BBB                        39.0%
                  AAA                        27.3%
                  Government's               15.4%
                  A                          14.5%
                  AA                          3.8%

The portfolio is actively managed, and holdings are subject to change.

PORTFOLIO OF INVESTMENTS  -- April 30, 1999

Bonds - 94.6%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 84.8%
  Apparel and Textiles - 2.2%
    Hilfiger (Tommy) USA, Inc., 6.5s, 2003                              $ 2,283             $  2,262,339
    Jones Apparel Group, Inc., 6.25s, 2001                                2,560                2,524,800
                                                                                            ------------
                                                                                            $  4,787,139
--------------------------------------------------------------------------------------------------------
  Automotive - 0.9%
    Ford Capital BV, 9.875s, 2002                                       $ 1,800             $  1,994,544
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 4.1%
    Aristar, Inc., 5.85s, 2004                                          $ 1,860             $  1,836,155
    Great Western Financial Corp., 6.375s, 2000                           2,366                2,384,029
    GS Escrow Corp., 6.75s, 2001                                          1,903                1,904,840
    Providian National Bank, 6.75s, 2002                                  2,563                2,571,509
                                                                                            ------------
                                                                                            $  8,696,533
--------------------------------------------------------------------------------------------------------
  Containers - 2.0%
    Owens-Illinois, Inc., 11s, 2003                                     $ 4,058             $  4,230,465
--------------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 22.1%
    Aames Mortgage Trust, 6.75s, 2021                                   $ 3,889             $  3,927,890
    American Express Credit Account Master Trust, 5.6s, 2006              1,000                  995,543
    Amresco Residential Securities Mortgage Loan, 5.94s, 2015             4,039                4,038,369
    Banamex Credit Card Merchant Voucher, 6.25s, 2003#                    7,352                7,340,712
    BankBoston Home Equity Loan Trust, 5.89s, 2013                        1,894                1,893,038
    Citibank Credit Card Master Trust I, 5.5s, 2006                       1,993                1,959,358
    Discover Card Master Trust I, 5.85s, 2006                             3,643                3,630,468
    First Chicago Master Trust II, 5.206s, 2003                           3,106                3,107,941
    Ford Credit Auto Owner Trust, 5.31s, 2001                               920                  920,285
    GE Capital Mortgage Services, Inc., 6.035s, 2020                      2,035                2,036,908
    Green Tree Financial Corp., 6.04s, 2029                               4,106                4,122,670
    Green Tree Financial Corp., 6.39s, 2029                               1,985                1,996,771
    MBNA Master Credit Card Trust II, 5.25s, 2006                         2,374                2,322,793
    Merrill Lynch Mortgage Investors, Inc., 5.65s, 2030                   1,860                1,822,772
    Partners First Credit Card Master Trust, 5.026s, 2004                 3,400                3,395,750
    Pemex Finance Ltd., 5.72s, 2003                                       1,010                1,016,161
    Providian Master Trust, 5.29s, 2004                                     940                  927,160
    SLM Student Loan Trust, 5.217s, 2009                                  1,470                1,449,328
                                                                                            ------------
                                                                                            $ 46,903,917
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 4.8%
    AT&T Capital Corp., 6.875s, 2001                                    $ 2,072             $  2,106,437
    Bear Stearns Co., 6.15s, 2004                                         1,990                1,959,513
    Lehman Brothers Holdings, 6.375s, 2001                                2,185                2,194,417
    Merrill Lynch & Co., 6.06s, 2001                                      2,520                2,537,413
    Morgan Stanley Dean Witter, 5.625s, 2004                              1,519                1,496,671
                                                                                            ------------
                                                                                            $ 10,294,451
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.1%
    Whitman Corp., 6s, 2004                                             $ 2,385             $  2,371,882
--------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 1.2%
    Georgia-Pacific Corp., 9.95s, 2002                                  $ 2,293             $  2,529,294
--------------------------------------------------------------------------------------------------------
  Insurance - 1.4%
    Conseco, Inc., 7.875s, 2000                                         $   972             $    987,863
    Conseco, Inc., 6.4s, 2001                                             1,963                1,940,524
                                                                                            ------------
                                                                                            $  2,928,387
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.8%
    Hospital Corp. of America, 0s, 1999                                 $ 1,628             $  1,618,395
--------------------------------------------------------------------------------------------------------
  Oils - 1.3%
    Occidental Petroleum Corp., 10.125s, 2001                           $ 2,607             $  2,818,115
--------------------------------------------------------------------------------------------------------
  Stores - 3.5%
    Fingerhut Cos., Inc., 7.375s, 1999                                  $ 3,000             $  3,015,720
    Rite Aid Corp., 6.7s, 2001                                            2,100                2,104,704
    Safeway, Inc., 5.875s, 2001                                           2,430                2,430,462
                                                                                            ------------
                                                                                            $  7,550,886
--------------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 9.0%
    Continental Cablevision, Inc., 11s, 2007                            $ 6,315             $  6,684,743
    Sprint Capital Corp., 5.875s, 2004                                    2,454                2,428,331
    Sprint Spectrum LP, 11s, 2006                                         2,046                2,347,315
    Time Warner Pass-Through Asset Trust, 6.1s, 2001#                     2,103                2,115,765
    TKR Cable, Inc., 10.5s, 2007                                          1,520                1,633,666
    WorldCom, Inc., 8.875s, 2006                                          3,659                3,930,644
                                                                                            ------------
                                                                                            $ 19,140,464
--------------------------------------------------------------------------------------------------------
  Transportation - 5.9%
    Amerco Backed Assets, 6.65s, 1999#                                  $ 5,700             $  5,695,440
    Delta Air Lines, 6.65s, 2004                                          1,904                1,922,202
    Hertz Corp., 6.5s, 2000                                               2,736                2,754,714
    Union Pacific Corp., 6.34s, 2003                                      2,100                2,105,376
                                                                                            ------------
                                                                                            $ 12,477,732
--------------------------------------------------------------------------------------------------------
  U.S. Federal Agencies - 10.6%
    Federal Home Loan Mortgage Corp., 5.83s, 2013                       $ 2,684             $  2,678,678
    Federal National Mortgage Assn., 6s, 2014                             6,000                5,943,720
    Federal National Mortgage Assn., 6.75s, 2003                          2,105                2,141,970
    Federal National Mortgage Assn., 7s, 2012                             5,644                5,765,683
    Government National Mortgage Assn., 7.5s, 2007 - 2011                 5,564                5,750,099
    Government National Mortgage Assn., 12.5s, 2011                         267                  308,737
                                                                                            ------------
                                                                                            $ 22,588,887
--------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 4.0%
    U.S. Treasury Notes, 9.125s, 1999                                   $ 2,074             $  2,076,592
    U.S. Treasury Notes, 5s, 2001                                           900                  898,731
    U.S. Treasury Notes, 5.375s, 2001                                       165                  165,825
    U.S. Treasury Notes, 6.25s, 2001                                        765                  784,722
    U.S. Treasury Notes, 6.5s, 2001                                         900                  926,856
    U.S. Treasury Notes, 5.75s, 2002                                      3,000                3,051,570
    U.S. Treasury Notes, 7.25s, 2004                                        500                  542,970
                                                                                            ------------
                                                                                            $  8,447,266
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 8.0%
    Boston Edison Co., 6.8s, 2000                                       $ 3,175             $  3,210,465
    California Infrastructure, 6.17s, 2003                                2,855                2,880,866
    Commonwealth Edison Transition Funding Trust, 5.29s, 2003             1,894                1,886,291
    Edison Mission Energy Funding Corp., 6.77s, 2003#                     1,984                2,009,006
    Gulf States Utilities Co., 8.21s, 2002                                2,680                2,750,591
    Midamerican Funding LLC, 5.85s, 2001#                                 3,039                3,040,216
    Salton Sea Funding Corp., 6.69s, 2000                                   535                  538,820
    Salton Sea Funding Corp., 7.02s, 2000                                   694                  698,632
                                                                                            ------------
                                                                                            $ 17,014,887
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.9%
    CMS Panhandle Holding Co., 6.125s, 2004#                            $ 1,820             $  1,810,900
    Columbia Gas Systems, Inc., 6.39s, 2000                               2,127                2,142,804
                                                                                            ------------
                                                                                            $  3,953,704
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                            $180,346,948
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 9.8%
  Australia - 0.6%
    Westpac Banking, 9.125s, 2001 (Banks and Credit Cos.)               $ 1,175             $  1,247,286
--------------------------------------------------------------------------------------------------------
  Chile - 0.7%
    Empresa Electric Guacolda S.A., 7.6s, 2001 (Utilities - Electric)#  $ 1,520             $  1,448,195
--------------------------------------------------------------------------------------------------------
  China - 0.6%
    Hero Asian BVI Ltd., 9.11s, 2001 (Utilities)#                       $ 1,264             $  1,231,628
--------------------------------------------------------------------------------------------------------
  Colombia - 1.4%
    Republic of Colombia, 8.75s, 1999                                   $ 3,000             $  3,000,000
--------------------------------------------------------------------------------------------------------
  Germany - 1.7%
    Landesbank Baden Wurttemberg, 7.875s, 2004 (Banks and Credit Cos.)  $ 3,445             $  3,709,231
--------------------------------------------------------------------------------------------------------
  Norway - 1.6%
    Union Bank Norway, 7.35s, 2049 (Banks and Credit Cos.)#             $ 3,339             $  3,382,574
--------------------------------------------------------------------------------------------------------
  South Korea - 0.4%
    Export-Import Bank Korea, 7.1s, 2007 (Banks and Credit Cos.)        $   900             $    899,883
--------------------------------------------------------------------------------------------------------
  Spain - 1.0%
    Kingdom of Spain, 9.125s, 2000                                      $ 2,000             $  2,087,800
--------------------------------------------------------------------------------------------------------
  Supra-National - 1.8%
    Corporacion Andina de Fomento, 7.1s, 2003 (Banks and Credit Cos.)   $ 3,800             $  3,762,760
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                         $ 20,769,357
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $202,692,908)                                                 $201,116,305
--------------------------------------------------------------------------------------------------------
Repurchase Agreement - 5.8%
--------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 4/30/99, due 5/03/99, total to
      be received $12,409,055 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at cost                                  $12,404             $ 12,404,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $215,096,908)                                           $213,520,305
Other Assets, Less Liabilities - (0.4)%                                                         (864,855)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $212,655,450
--------------------------------------------------------------------------------------------------------
# SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
APRIL 30, 1999
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $215,096,908)            $213,520,305
  Cash                                                                      542
  Receivable for Fund shares sold                                     5,404,676
  Interest receivable                                                 2,765,468
  Other assets                                                            2,282
                                                                   ------------
    Total assets                                                   $221,693,273
                                                                   ------------
Liabilities:
  Distributions payable                                              $  225,120
  Payable for Fund shares reacquired                                  4,263,599
  Payable for investments purchased                                   4,370,199
  Payable to affiliates -
    Management fee                                                        2,336
    Shareholder servicing agent fee                                         584
    Distribution and service fee                                         65,390
    Administrative fee                                                       88
  Accrued expenses and other liabilities                                110,507
                                                                   ------------
      Total liabilities                                            $  9,037,823
                                                                   ------------
Net assets                                                         $212,655,450
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $224,521,869
  Unrealized depreciation on investments                             (1,576,603)
  Accumulated net realized loss on investments                       (9,958,157)
  Accumulated distributions in excess of net investment income         (331,659)
                                                                   ------------
      Total                                                        $212,655,450
                                                                   ============
Shares of beneficial interest outstanding                          30,985,414
                                                                   ==========
Class A shares:
  Net asset value per share
    (net assets of $134,086,305 / 19,517,658 shares of
     beneficial interest outstanding)                                 $6.87
                                                                      =====
  Offering price per share (100 / 97.5 of net asset value
    per share)                                                        $7.05
                                                                      =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $52,882,543 / 7,725,403 shares of
     beneficial interest outstanding)                                 $6.85
                                                                      =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $24,227,976 / 3,529,487 shares of
     beneficial interest outstanding)                                 $6.86
                                                                      =====
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $1,458,626 / 212,866
    shares of beneficial interest outstanding)                        $6.85
                                                                      =====
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED APRIL 30, 1999
--------------------------------------------------------------------------------

Net investment income:
  Interest income                                                   $12,964,492
                                                                    -----------
  Expenses -
    Management fee                                                  $   748,001
    Trustees' compensation                                               20,752
    Shareholder servicing agent fee                                     208,259
    Distribution and service fee (Class A)                              174,249
    Distribution and service fee (Class B)                              425,430
    Distribution and service fee (Class C)                              225,422
    Administrative fee                                                   23,442
    Custodian fee                                                        88,165
    Printing                                                             30,246
    Postage                                                              27,003
    Auditing fees                                                        30,824
    Legal fees                                                            4,760
    Miscellaneous                                                       113,598
                                                                    -----------
      Total expenses                                                $ 2,120,151
    Fees paid indirectly                                                (44,697)
                                                                    -----------
      Net expenses                                                  $ 2,075,454
                                                                    -----------
        Net investment income                                       $10,889,038
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) on investment
    transactions                                                    $(2,645,933)
  Change in unrealized depreciation on investments                   (1,382,793)
                                                                    -----------
      Net realized and unrealized loss on investments               $(4,028,726)
                                                                    -----------
        Increase in net assets from operations                      $ 6,860,312
                                                                    ===========
See notes to financial statements

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                                     1999                         1998
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $ 10,889,038                 $  9,973,384
  Net realized loss on investments                                 (2,645,933)                  (2,372,957)
  Net unrealized gain (loss) on invesments                         (1,382,793)                     710,434
                                                                 ------------                 ------------
    Increase in net assets from operations                       $  6,860,312                 $  8,310,861
                                                                 ------------                 ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $ (6,851,802)                $ (6,198,763)
  From net investment income (Class B)                             (2,396,262)                  (2,228,639)
  From net investment income (Class C)                             (1,138,922)                  (1,187,764)
  From net investment income (Class I)                               (109,991)                    (130,641)
                                                                 ------------                 ------------
      Total distributions declared to shareholders               $(10,496,977)                $ (9,745,807)
                                                                 ------------                 ------------
Net increase in net assets from Fund share transactions          $ 60,124,700                 $ 10,052,470
                                                                 ------------                 ------------
      Total increase in net assets                               $ 56,488,035                 $  8,617,524
Net assets:
  At beginning of period                                          156,167,415                  147,549,891
                                                                 ------------                 ------------
  At end of period (including accumulated distributions in
    excess of net investment income of $331,659 and $681,671,
    respectively)                                                $212,655,450                 $156,167,415
                                                                 ============                 ============
See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                 1999             1998             1997             1996             1995
-----------------------------------------------------------------------------------------------------------------------------
                                                  CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period              $ 6.99           $ 7.04           $ 7.12           $ 7.10           $ 7.14
                                                   ------           ------           ------           ------           ------
Income from investment operations# -
  Net investment income(S)                         $ 0.43           $ 0.48           $ 0.47           $ 0.48           $ 0.46
  Net realized and unrealized gain (loss)
    on investments                                  (0.14)           (0.07)           (0.06)            0.03            (0.04)
                                                   ------           ------           ------           ------           ------
    Total from investment operations               $ 0.29           $ 0.41           $ 0.41           $ 0.51           $ 0.42
                                                   ------           ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                       $(0.41)          $(0.46)          $(0.47)          $(0.48)          $(0.46)
  In excess of net investment income                 --               --              (0.02)           (0.01)            --
                                                   ------           ------           ------           ------           ------
    Total distributions declared to
      shareholders                                 $(0.41)          $(0.46)          $(0.49)          $(0.49)          $(0.46)
                                                   ------           ------           ------           ------           ------
Net asset value - end of period                    $ 6.87           $ 6.99           $ 7.04           $ 7.12           $ 7.10
                                                   ======           ======           ======           ======           ======
Total return(+)                                     4.26%            5.97%            5.83%            7.50%            6.09%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                        0.84%            0.89%            0.94%            0.95%            0.95%
  Net investment income                             6.14%            6.70%            6.57%            6.73%            6.54%
Portfolio turnover                                   278%             288%             489%             385%             498%
Net assets at end of period (000 omitted)        $134,086          $95,342          $91,887          $98,582          $85,773

  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
      Net investment income                          --             $ 0.48           $ 0.47           $ 0.48           $ 0.46
      Ratios (to average net assets):
        Expenses##                                   --              0.87%            0.89%            0.91%            0.97%
        Net investment income                        --              6.72%            6.62%            6.77%            6.52%

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                 1999             1998             1997             1996             1995
-----------------------------------------------------------------------------------------------------------------------------
                                                  CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period              $ 6.97           $ 7.03           $ 7.11           $ 7.10           $ 7.14
                                                   ------           ------           ------           ------           ------
Income from investment operations# -
  Net investment income(S)                         $ 0.38           $ 0.41           $ 0.41           $ 0.42           $ 0.41
  Net realized and unrealized gain (loss)
    on investments                                  (0.14)           (0.07)           (0.05)            0.03            (0.05)
                                                   ------           ------           ------           ------           ------
    Total from investment operations               $ 0.24           $ 0.34           $ 0.36           $ 0.45           $ 0.36
                                                   ------           ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                       $(0.36)          $(0.40)          $(0.42)          $(0.42)          $(0.40)
  In excess of net investment income                 --               --              (0.02)           (0.02)            --
                                                   ------           ------           ------           ------           ------
    Total distributions declared to
      shareholders                                 $(0.36)          $(0.40)          $(0.44)          $(0.44)          $(0.40)
                                                   ------           ------           ------           ------           ------
Net asset value - end of period                    $ 6.85           $ 6.97           $ 7.03           $ 7.11           $ 7.10
                                                   ======           ======           ======           ======           ======
Total return                                        3.48%            4.98%            4.99%            6.52%            5.20%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                        1.61%            1.70%            1.78%            1.75%            1.81%
  Net investment income                             5.33%            5.80%            5.75%            5.90%            5.73%
Portfolio turnover                                   278%             288%             489%             385%             498%
Net assets at end of period (000 omitted)         $52,883          $39,229          $34,875          $26,464          $17,334

  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
      Net investment income                          --             $ 0.41           $ 0.41           $ 0.42           $ 0.41
      Ratios (to average net assets):
        Expenses##                                   --              1.68%            1.77%            1.77%            1.82%
        Net investment income                        --              5.82%            5.76%            5.88%            5.72%

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED APRIL 30,                          PERIOD ENDED
                                                     ----------------------------------------------------           APRIL 30,
                                                        1999           1998           1997           1996               1995*
-----------------------------------------------------------------------------------------------------------------------------
                                                     CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                 $ 6.99         $ 7.05         $ 7.13         $ 7.11              $ 7.08
                                                      ------         ------         ------         ------              ------
Income from investment operations# -
  Net investment income(S)                            $ 0.36         $ 0.41         $ 0.41         $ 0.41              $ 0.37
  Net realized and unrealized gain (loss) on
    investments                                        (0.14)         (0.07)         (0.06)          0.04               (0.01)
                                                      ------         ------         ------         ------              ------
    Total from investment operations                  $ 0.22         $ 0.34         $ 0.35         $ 0.45              $ 0.36
                                                      ------         ------         ------         ------              ------
Less distributions declared to shareholders -
  From net investment income                          $(0.35)        $(0.40)        $(0.41)        $(0.41)             $(0.33)
  In excess of net investment income                    --             --            (0.02)         (0.02)               --
                                                      ------         ------         ------         ------              ------
    Total distributions declared to
      shareholders                                    $(0.35)        $(0.40)        $(0.43)        $(0.43)             $(0.33)
                                                      ------         ------         ------         ------              ------
Net asset value - end of period                       $ 6.86         $ 6.99         $ 7.05         $ 7.13              $ 7.11
                                                      ======         ======         ======         ======              ======
Total return                                           3.23%          4.94%          5.08%          6.44%               5.25%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                           1.69%          1.74%          1.80%          1.80%               1.85%+
  Net investment income                                5.19%          5.76%          5.80%          5.76%               6.01%+
Portfolio turnover                                      278%           288%           489%           385%                498%
Net assets at end of period (000 omitted)            $24,228        $20,131        $18,862        $13,842              $4,450

  * For the period from the inception of Class C, July 1, 1994, through April 30, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
      Net investment income                             --           $ 0.41         $ 0.41         $ 0.41              $ 0.37
      Ratios (to average net assets):
        Expenses##                                      --            1.72%          1.81%          1.75%               1.88%+
        Net investment income                           --            5.78%          5.80%          5.81%               5.98%+

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED APRIL 30,                     PERIOD ENDED
                                                                --------------------------------                APRIL 30,
                                                                   1999                     1998                    1997*
-------------------------------------------------------------------------------------------------------------------------
                                                                CLASS I
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                            $ 6.98                   $ 7.04                   $ 7.08
                                                                 ------                   ------                   ------
Income from investment operations# -
  Net investment income(S)                                       $ 0.43                   $ 0.48                   $ 0.15
  Net realized and unrealized loss on investments                 (0.14)                   (0.07)                   (0.03)
                                                                 ------                   ------                   ------
    Total from investment operations                             $ 0.29                   $ 0.41                   $ 0.12
                                                                 ------                   ------                   ------
Less distributions declared to shareholders -
  From net investment income                                     $(0.42)                  $(0.47)                  $(0.15)
  In excess of net investment income                               --                       --                      (0.01)
                                                                 ------                   ------                   ------
    Total distributions declared to shareholders                 $(0.42)                  $(0.47)                  $(0.16)
                                                                 ------                   ------                   ------
Net asset value - end of period                                  $ 6.85                   $ 6.98                   $ 7.04
                                                                 ======                   ======                   ======
Total return                                                      4.28%                    5.98%                    1.72%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                      0.69%                    0.74%                    1.17%+
  Net investment income                                           6.21%                    6.75%                    8.68%+
Portfolio turnover                                                 278%                     288%                     489%
Net assets at end of period (000 omitted)                        $1,459                   $1,466                   $1,925

  * For the period from the inception of Class I, January 2, 1997, through April 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
      Net investment income                                        --                     $ 0.49                   $ 0.15
      Ratios (to average net assets):
        Expenses##                                                 --                      0.72%                    1.17%+
        Net investment income                                      --                      6.77%                    8.68%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Limited Maturity Fund (the Fund) is a diversified series of MFS Series Trust IX (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended April 30, 1999, $42,049 was reclassified from accumulated distributions in excess of net investment income to accumulated net realized loss on investments due to differences between book and tax accounting for mortgage-back securities. This change had no effect on the net assets or net asset value per share.

At April 30, 1999, the Fund, for federal income tax purposes, had a capital loss carryforward of $9,938,324 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2003, ($3,619,464), April 30, 2005, ($1,432,459),
April 30, 2006, ($549,779), and April 30, 2007, ($4,336,622).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the Fund's average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $4,096 for the year ended April 30, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $69,462 for the year ended April 30, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $16,205 for the year ended April 30, 1999. Fees incurred under the distribution plan during the year ended April 30, 1999, were 0.15% of average daily net assets attributable to Class A shares on an annualized basis. Payment of the remaining 0.10% per annum Class A service fee and of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the Trust may determine.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,613 and $97 for Class B and Class C shares, respectively, for the year ended April 30, 1999. Fees incurred under the distribution plan during the year ended April 30, 1999, were 0.92% and 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis, respectively. Except in the case of the 0.25% per annum Class B service fee paid upon the sale of Class B shares in the first year, the Class B service fee is 0.15% per annum and may increase to a maximum of 0.25% per annum on such date as the Trustees of the Trust may determine.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended April 30, 1999, were $18,710, $108,658, and $13,747 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of
0.10. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:
                                            PURCHASES                     SALES
-------------------------------------------------------------------------------
U.S. government securities               $377,880,180              $366,863,006
                                         ------------              ------------
Investments (non-U.S. government
  securities)                            $180,303,374              $134,564,321
                                         ------------              ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $215,116,741
                                                                 ------------
Gross unrealized depreciation                                    $ (1,974,758)
Gross unrealized appreciation                                         378,322
                                                                 ------------
    Net unrealized depreciation                                  $ (1,596,436)
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                           YEAR ENDED APRIL 30, 1999                  YEAR ENDED APRIL 30, 1998
                                    --------------------------------           --------------------------------
                                          SHARES              AMOUNT                 SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                           89,884,749       $ 625,609,406             63,435,881       $ 445,921,523
Shares issued to shareholders
  in reinvestment of
  distributions                          718,455           4,986,426                632,833           4,458,800
Shares reacquired                    (84,729,931)       (589,753,636)           (63,470,826)       (446,086,457)
                                     -----------       -------------            -----------       -------------
    Net increase                       5,873,273       $  40,842,196                597,888       $   4,293,866
                                     ===========       =============            ===========       =============

Class B Shares
                                           YEAR ENDED APRIL 30, 1999                  YEAR ENDED APRIL 30, 1998
                                    --------------------------------           --------------------------------
                                          SHARES              AMOUNT                 SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                            7,595,456       $  52,632,457              4,477,191       $  31,495,141
Shares issued to shareholders
  in reinvestment of
  distributions                          247,817           1,712,458                209,931           1,476,294
Shares reacquired                     (5,746,325)        (39,697,324)            (4,017,485)        (28,243,968)
                                     -----------       -------------            -----------       -------------
    Net increase                       2,096,948       $  14,647,591                669,637       $   4,727,467
                                     ===========       =============            ===========       =============

Class C Shares
                                           YEAR ENDED APRIL 30, 1999                  YEAR ENDED APRIL 30, 1998
                                    --------------------------------           --------------------------------
                                          SHARES              AMOUNT                 SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                            3,684,433       $  25,649,796              2,081,330       $  14,705,683
Shares issued to shareholders
  in reinvestment of
  distributions                          109,967             762,710                116,955             825,247
Shares reacquired                     (3,144,596)        (21,810,087)            (1,992,536)        (14,059,660)
                                     -----------       -------------            -----------       -------------
    Net increase                         649,804       $   4,602,419                205,749       $   1,471,270
                                     ===========       =============            ===========       =============

Class I Shares
                                           YEAR ENDED APRIL 30, 1999                  YEAR ENDED APRIL 30, 1998
                                    --------------------------------           --------------------------------
                                          SHARES              AMOUNT                 SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                              153,379       $   1,065,556                128,478       $     910,579
Shares issued to shareholders
  in reinvestment of
  distributions                           15,876             109,990                 18,451             130,116
Shares reacquired                       (166,408)         (1,143,052)              (210,244)         (1,480,828)
                                     -----------       -------------            -----------       -------------
    Net increase (decrease)                2,847       $      32,494                (63,315)      $    (440,133)
                                     ===========       =============            ===========       =============

(6) Line of Credit
The Fund and other affiliated funds participate in a $720 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended April 30, 1999, was $1,483. The Fund had no significant borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust IX and Shareholders of MFS Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Limited Maturity Fund (one of the series constituting MFS Series Trust IX) as of April 30, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended April 30, 1999 and 1998, and the financial highlights for each of the years in the five-year period ended April 30, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at April 30, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Limited Maturity Fund at April 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 4, 1999

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

MFS(R) LIMITED MATURITY FUND

TRUSTEES                                               SECRETARY
Richard B. Bailey* - Private Investor;                 Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                              ASSISTANT SECRETARY
                                                       James R. Bordewick, Jr.*
Peter G. Harwood - Private Investor
                                                       CUSTODIAN
J. Atwood Ives - Chairman and Chief Executive          State Street Bank and Trust Company
Officer, Eastern Enterprises (diversified
services company)                                      AUDITORS
                                                       Deloitte & Touche LLP
Lawrence T. Perera - Partner, Hemenway
& Barnes (attorneys)                                   INVESTOR INFORMATION
                                                       For MFS stock and bond market outlooks, call
William J. Poorvu - Adjunct Professor, Harvard         toll free: 1-800-637-4458 anytime from a
University Graduate School of Business                 touch-tone telephone.
Administration
                                                       For information on MFS mutual funds, call your
Charles W. Schmidt - Private Investor                  financial adviser or, for an information kit,
                                                       call toll free: 1-800-637-2929 any business day
Arnold D. Scott* - Senior Executive                    from 9 a.m. to 5 p.m. Eastern time (or leave a
Vice President, Director, and Secretary,               message anytime).
MFS Investment Management
                                                       INVESTOR SERVICE
Jeffrey L. Shames* - Chairman, Chief                   MFS Service Center, Inc.
Executive Officer, and Director,                       P.O. Box 2281
MFS Investment Management                              Boston, MA 02107-9906

Elaine R. Smith - Independent Consultant               For general information, call toll free:
                                                       1-800-225-2606 any business day from
David B. Stone - Chairman and Director,                8 a.m. to 8 p.m. Eastern time.
North American Management Corp.
(investment advisers)                                  For service to speech- or hearing-impaired,
                                                       call toll free: 1-800-637-6576 any business day
INVESTMENT ADVISER                                     from 9 a.m. to 5 p.m. Eastern time. (To use
Massachusetts Financial Services Company               this service, your phone must be equipped with
500 Boylston Street                                    a Telecommunications Device for the Deaf.)
Boston, MA 02116-3741
                                                       For share prices, account balances, and
DISTRIBUTOR                                            exchanges, call toll free: 1-800-MFS-TALK
MFS Fund Distributors, Inc.                            (1-800-637-8255) anytime from a touch-tone
500 Boylston Street                                    telephone.
Boston, MA 02116-3741
                                                       WORLD WIDE WEB
PORTFOLIO MANAGER                                      www.mfs.com
James J. Calmas*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

MFS(R) LIMITED MATURITY FUND                                        ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                               MLM-2  6/99  15M  36/236/336/836